Events after the reporting date	6 Months Ended
Jun. 30, 2024
Disclosure Of Events After Reporting Period [Abstract]
Events after the reporting date	Events after the reporting date
Designated Cash
As of June 30, 2024 the Company had $15 million of designated cash in a separate bank account to be used exclusively to settle potential liabilities arising from claims against Directors and Officers covered under the Company’s Directors and Officers Insurances Policy. In June 2024, the Company renewed the policy and under the new D&O policy removed the requirement for the Company to maintain a designated cash amount. The new D&O policy and elimination of designated cash went into effect in July 2024.

Registered Share Increase

On July 5, 2024, the Company issued 2,423,056 registered shares to SOPHiA GENETICS LTD pursuant to a share delivery and repurchase agreement, which were immediately exercised, and repurchased the shares to hold as treasury shares for the purposes of administering the Company's equity incentive programs.

The Company has evaluated, for potential recognition and disclosure, events that occurred prior to the date at which the unaudited interim condensed consolidated financial statements were approved to be issued. There were no other material subsequent events.